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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-72767) of our report dated February 19, 1999, except as to Note 6 which is as of March 16, 1999, appearing on page F-2 of Mannatech, Incorporated's Annual Report on Form 10-K for the year ended December 31, 1998.



/s/ PricewaterhouseCoopers LLP
------------------------------------
PRICEWATERHOUSECOOPERS LLP



Dallas, Texas
March 31, 1999